BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.
(the “Fund”)
Supplement dated November 19, 2025 (the “Supplement”) to the Fund’s
Summary Prospectuses and Prospectuses, each dated September 26, 2025, as supplemented to date
Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:
The section of the Summary Prospectuses entitled “Key Facts About BlackRock Large Cap Focus Growth Fund, Inc. — Principal Investment Strategies of the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Large Cap Focus Growth Fund, Inc. — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:
The Fund is an aggressive growth fund that generally invests in not less than 25 to not more than 60 companies that Fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as “aggressive growth companies”). Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap growth equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap growth equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Growth Index (the “Russell 1000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell 1000 Growth Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. Equity securities consist of common stock, preferred stock and other financial instruments that are components of, or have characteristics similar to, the securities included in the Growth Indices, and American Depositary Receipts (“ADRs”) which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. In addition to ADRs, the Fund may also invest up to 20% of its total assets in securities of foreign companies. The Fund may also purchase convertible securities.
The section of the Summary Prospectuses entitled “Key Facts About BlackRock Large Cap Focus Growth Fund, Inc. — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Large Cap Focus Growth Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Sally Du, CFA	2025	Director of BlackRock, Inc.
Reid Menge	2025	Managing Director of BlackRock, Inc.
The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:
Investment Process
Fund management seeks to identify long-term, structural investment themes that are reshaping the global economy. Within these themes, management looks to invest in fundamentally sound companies that have above-average return potential based on factors such as revenue and earnings growth, estimate revisions, profitability and relative value. The factors and the weight assigned to a factor may change depending on market conditions. The disciplined investment process uses bottom‑up stock selection as the primary driver of returns, while incorporating quantitative tools to enhance decision-making. The Fund emphasizes large companies that exhibit above-average growth and accelerating earnings.

When constructing the portfolio, the Fund uses a quantitative, optimization-assisted process that considers the risk and factor profile of individual securities. This supports the portfolio managers in the construction of a portfolio that expresses the highest conviction stock-specific views while mitigating style and macro exposure.
The second paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:
The Fund is an aggressive growth fund that generally invests in not less than 25 to not more than 60 aggressive growth companies. The Fund may invest without limitation in the securities of foreign companies in the form of ADRs.
The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Sally Du, CFA, and Reid Menge are the portfolio managers and are jointly and primarily responsible for the day‑to‑day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.
The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:
Portfolio Manager Information
Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Sally Du, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2019.
Reid Menge	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2020 to 2022.
Shareholders should retain this Supplement for future reference.

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